                             UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                         WASHINGTON, D.C.  20549



                                 FORM 8-K


                              CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of
                     the Securities Exchange Act of 1934


     Date of Report (date of earliest event reported) February 27, 1996



            NYLIFE Government Mortgage Plus Limited Partnership
           ------------------------------------------------------
           (Exact Name of Registrant as specified in its Charter)




                               Massachusetts
                               -------------
         (State or other jurisdiction of incorporation or organization)

                0-18226                                13-3487910
                -------                                ----------
        (Commission File Number)              (IRS Employee Identification)



   51 Madison Avenue, New York, New York                  10010
   -------------------------------------                  -----
 (Address of principal executive offices)               (Zip Code)





Registrant's telephone number, including area code:      (212) 576-7300
                                                         --------------

                            TABLE OF CONTENTS





                                                                   Page No.

Item 2.  Acquisition or Disposition of Assets                             3

Item 7.  Financial Statements and Exhibits                                4

         Signatures                                                       5

         Appendix A                                               F-1 - F-6

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS


On February 27, 1996, NYLIFE Government Mortgage Plus Limited Partnership (the "Partnership") sold its mortgage backed security guaranteed as to principal and Basic Interest by GNMA (the "Highlands GNMA") related to a mortgage (the "Highlands Mortgage") on a 272 unit garden style apartment complex located in Tampa, Florida (the "Highlands").

The Highlands GNMA was sold through Utendahl Capital Partners, an unaffiliated broker dealer, for cash in the amount of $13,105,373.01. The sales price represents principal in the amount of $12,976,812.45, accrued interest in the amount of $71,462.59 and a premium of $57,097.97. The Partnership was not charged any separate fees or commissions in connection with the sale. The General Partner of the Partnership decided to sell the Highlands GNMA to take advantage of what it perceived to be a favorable market in which the Highlands GNMA could be sold at a premium.

The Partnership acquired the Highlands GNMA in connection with the sale of the Highlands and the related modification of the Highlands Mortgage effective January 31, 1995, as reported in the Partnership's current report
on Form 8-K dated March 10, 1995.   The sale of the Highlands GNMA, together
with the 1995 sale of the Highlands and the related modification of the Highlands Mortgage, terminates the Partnership's beneficial interest in the Highlands Mortgage and the Highlands.

During the year ended December 31, 1995, the Partnership received interest totaling $999,170.10 related to the Highlands GNMA, which has been distributed to investors in connection with the Partnership's regular quarterly distributions in accordance with the Partnership's partnership agreement.

The General Partner anticipates distributing the proceeds from the sale of the Highlands GNMA in connection with the Partnership's regular quarterly distribution to investors on May 15, 1996.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS


(b)   PRO FORMA FINANCIAL INFORMATION:

The Pro Forma Balance Sheet as of September 30, 1995 and the Pro Forma Statements of Operations for the nine months ended September 30, 1995 and the year ended December 31, 1994, which are attached as Appendix A hereto, have been prepared to reflect the sale of the Highlands GNMA and the adjustments described in the accompanying notes. The pro forma financial information is based on and should be read in conjunction with the historical financial statements and the notes thereto filed as part of the Partnership's quarterly report on Form 10-Q for the quarter ended September 30, 1995 and the Partnership's annual report on Form 10-K for the fiscal year ended December 31, 1994. The Pro Forma Balance Sheet was prepared as if the sale of the Highlands GNMA occurred on September 30, 1995. The Pro Forma Statements of Operations were prepared as if the sale occurred on January 1, 1994. The pro forma financial information is unaudited and not necessarily indicative of the results that would have actually occurred had the sale been consummated at the beginning of 1994, nor does it purport to represent the financial position and results of operations for future periods.

(c) EXHIBITS:

None.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on March 13, 1996.

                                 NYLIFE Government Mortgage Plus Limited
                                 Partnership

                                 By:    NYLIFE Realty Inc.
                                        General Partner


                                        /s/  Kevin M. Micucci
                                        ---------------------
                                             Kevin M. Micucci
                                             Vice President and Controller
                                             (Principal Financial and
                                             Accounting Officer)

                             APPENDIX A TO

                       CURRENT REPORT ON FORM 8-K

                             ITEMS 2 AND 7

               UNAUDITED PRO FORMA FINANCIAL STATEMENTS AS OF

                  SEPTEMBER 30, 1995 AND DECEMBER 31, 1994

            NYLIFE GOVERNMENT MORTGAGE PLUS LIMITED PARTNERSHIP

Form 8-K -- Items 2 and 7

NYLIFE GOVERNMENT MORTGAGE PLUS LIMITED PARTNERSHIP

INDEX OF UNAUDITED PRO FORMA FINANCIAL STATEMENTS


                                                                  Page No.
                                                                  --------
Pro Forma Balance Sheet as of September 30, 1995                     F-3

Pro Forma Statement of Operations for the Nine
Months Ended September 30, 1995                                      F-4

Pro Forma Statement of Operations for the
Year Ended December 31, 1994                                         F-5

Notes and Management's Assumptions to Unaudited
Pro Forma Financial Statements                                       F-6

               NYLIFE Government Mortgage Plus Limited Partnership
                          Pro Forma Balance Sheet
                           as of September 30, 1995
                                  (unaudited)

                                                                  Pro Forma    Pro Forma Amounts
                                            Historical 1995      Adjustments     (As Adjusted)
                                            ---------------      -----------     -------------
Assets
------
Cash and cash equivalents                     $   900,367       $ 13,105,373 A    $14,005,740

Interest receivable                               221,107                  -          221,107

Investments in Participating Insured
 Mortgages                                     30,677,598        (12,998,673)A     17,678,925

Investments in Participating Guaranteed
 Loans                                            400,100                  -          400,100
                                              -----------       ------------      -----------
     Total assets                             $32,199,172       $    106,700      $32,305,872
                                              -----------       ------------      -----------
                                              -----------       ------------      -----------
Liabilities and Partners' Capital
---------------------------------
Due to affiliates                             $    75,000       $          -      $    75,000

Accrued liabilities                                44,384                  -           44,384
                                              -----------       ------------      -----------
     Total liabilities                            119,384                  -          119,384
                                              -----------       ------------      -----------
Partners' capital:

  Capital contributions
   net of public offering expenses             36,028,557                  -       36,028,557

  Accumulated earnings                         16,859,159            106,700 A     16,965,859

  Cumulative distributions                    (20,807,928)                 -      (20,807,928)
                                              -----------       ------------      -----------
Total partners' capital                        32,079,788            106,700       32,186,488
                                              -----------       ------------      -----------
Total liabilities and partners' capital       $32,199,172       $    106,700      $32,305,872
                                              -----------       ------------      -----------
                                              -----------       ------------      -----------

     The accompanying notes are an integral part of these financial statements

              NYLIFE Government Mortgage Plus Limited Partnership
                    Pro Forma Statement of Operations
                 for the Nine Months Ended September 30, 1995
                                (unaudited)

                                                                   Pro Forma      Pro Forma Amounts
                                              Historical 1995     Adjustments       (As Adjusted)
                                              ---------------     -----------       -------------
Income
------

Interest - cash and cash equivalents          $    55,437       $         -        $    55,437
Interest - Mortgages (net of
 amortization of acquisition costs)             2,282,186          (751,501)B        1,530,685
Other income                                      324,000                 -            324,000
                                              -----------       -----------        -----------
   Total income (loss)                          2,661,623          (751,501)         1,910,122
                                              -----------       -----------        -----------
Expenses
--------
General and administrative                        150,671                 -            150,671
Asset Management Fees                              71,125                 -             71,125
                                              -----------       -----------        -----------
   Total expenses                                 221,796                 -            221,796
                                              -----------       -----------        -----------
      Net income (loss)                       $ 2,439,827       $  (751,501)       $ 1,688,326
                                              -----------       -----------        -----------
                                              -----------       -----------        -----------
Net income (loss) allocated
---------------------------
General Partner                               $    33,390       $   (15,030)E      $    18,360
Corporate Limited Partner                              59               (18)E               41
Unitholders                                     2,406,378          (736,453)E        1,669,925
                                              -----------       -----------        -----------
                                              $ 2,439,827       $  (751,501)       $ 1,688,326
                                              -----------       -----------        -----------
                                              -----------       -----------        -----------

Net income (loss) per Unit                    $       .29       $      (.09)       $       .20
                                              -----------       -----------        -----------
                                              -----------       -----------        -----------

Number of Units                               8,168,457.7       8,168,457.7        8,168,457.7
                                              -----------       -----------        -----------
                                              -----------       -----------        -----------

     The accompanying notes are an integral part of these financial statements

              NYLIFE Government Mortgage Plus Limited Partnership
                          Statement of Operations
                    for the Year Ended December 31, 1994
                                (unaudited)

                                                                 Pro Forma       Pro Forma Amounts
                                            Historical 1994     Adjustments        (As Adjusted)
                                            ---------------     -----------        -------------
Income
------

Interest - cash and cash equivalents          $    83,971       $         -        $    83,971
Interest - Mortgages (net of
 amortization of acquisition costs)             2,620,032          (642,195)B        1,977,837
Other income                                        1,000                 -              1,000
                                              -----------       -----------        -----------
   Total income (loss)                          2,705,003          (642,195)         2,062,808
                                              -----------       -----------        -----------
Expenses
--------
General and administrative                        300,121                 -            300,121
Asset Management Fees                             158,167           (71,252)C           86,915
                                              -----------       -----------        -----------
   Total expenses                                 458,288           (71,252)           387,036
                                              -----------       -----------        -----------
      Income (loss) before gain on sale
        of investment in Highlands GNMA         2,246,715          (570,943)         1,675,772

Gain on sale of investment
  in Highlands GNMA                                     -            17,165 D           17,165
                                              -----------       -----------        -----------
      Net income (loss)                       $ 2,246,715       $ (553,778)        $ 1,692,937
                                              -----------       -----------        -----------
                                              -----------       -----------        -----------
Net income (loss) allocated
---------------------------

General Partner                               $    44,934       $   (11,419)E      $    33,515
Corporate Limited Partner                              55               (13)E               42
Unitholders                                     2,201,726          (542,346)E        1,659,380
                                              -----------       -----------        -----------
                                              $ 2,246,715       $  (553,778)       $ 1,692,937
                                              -----------       -----------        -----------
                                              -----------       -----------        -----------
Net income (loss) per Unit                    $       .27       $      (.07)       $       .20
                                              -----------       -----------        -----------
                                              -----------       -----------        -----------

Number of Units                               8,168,457.7       8,168,457.7        8,168,457.7
                                              -----------       -----------        -----------
                                              -----------       -----------        -----------

     The accompanying notes are an integral part of these financial statements

               NYLIFE GOVERNMENT MORTGAGE PLUS LIMITED PARTNERSHIP
                             (A LIMITED PARTNERSHIP)
                    NOTES AND MANAGEMENT'S ASSUMPTIONS TO
                   UNAUDITED PRO FORMA FINANCIAL STATEMENTS
                   SEPTEMBER 30, 1995 AND DECEMBER 31, 1994


NOTE 1 - BASIS OF PRESENTATION

The accompanying Pro Forma Balance Sheet as of September 30, 1995 is presented as if the sale of the Highlands GNMA occurred on September 30, 1995.

The accompanying Pro Forma Statements of Operations are presented as if the sale of the Highlands GNMA occurred on January 1, 1994.

These pro forma financial statements should be read in conjunction with the historical financial statements and notes thereto as of September 30, 1995 and December 31, 1994, filed as part of the Partnership's quarterly report on Form 10-Q for the quarter ended September 30, 1995 and the Partnership's annual report on Form 10-K for the fiscal year ended December 31, 1994, respectively. In management's opinion, all adjustments necessary to reflect the effects of the sale of the Highlands GNMA by the Partnership have been made.

The unaudited pro forma financial statements are not necessarily indicative of the actual financial position as of September 30, 1995 or what the actual results of operations would have been assuming the disposition of the GNMA had been consummated on January 1, 1994, nor do they purport to represent the financial position and results of operations for future periods.

NOTE 2 - ADJUSTMENTS TO PRO FORMA FINANCIAL STATEMENTS

(A) To reflect the liquidation proceeds from the sale of the Highlands GNMA at September 30, 1995.

(B) To eliminate the Partnership's share of interest earned on the Highlands GNMA and the Participating Guaranteed Loan related to the Highlands (the "Highlands PGL") for the nine months ended September 30, 1995 and the year ended December 31, 1994, respectively.

(C) To eliminate the Asset Management Fees paid in connection with the Highlands PGL and the Participating Insured Mortgage related to the Highlands for the year ended December 31, 1994.

(D) To reflect the gain on the sale of the Highlands GNMA at January 1, 1994.

(E) To reflect the Partners' allocation of the effect of the sale of the Highlands GNMA at January 1, 1994.